UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 5, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At Verizon’s 2016 Annual Meeting of Shareholders, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 4,076,279,828 or 85.29% of the common shares outstanding on March 7, 2016, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes

Shellye L. Archambeau	2,698,624,927	51,383,169	14,397,346	712,404,068

Mark T. Bertolini	2,702,127,572	47,262,986	15,014,884	712,404,068

Richard L. Carrión	2,663,145,882	84,694,166	16,565,394	712,404,068

Melanie L. Healey	2,692,349,268	57,582,231	14,473,943	712,404,068

M. Frances Keeth	2,677,694,897	72,349,347	14,361,198	712,404,068

Karl-Ludwig Kley	2,608,860,745	140,242,462	15,302,235	712,404,068

Lowell C. McAdam	2,621,473,028	115,537,973	27,394,441	712,404,068

Donald T. Nicolaisen	2,677,736,519	71,608,556	15,060,367	712,404,068

Clarence Otis, Jr.	2,682,508,638	67,243,990	14,652,814	712,404,068

Rodney E. Slater	2,684,306,338	65,741,212	14,357,892	712,404,068

Kathryn A. Tesija	2,699,251,057	50,744,424	14,409,961	712,404,068

Gregory D. Wasson	2,690,840,315	58,907,681	14,657,446	712,404,068

Gregory G. Weaver	2,704,690,219	44,536,148	15,179,075	712,404,068

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2016 was ratified with 3,394,217,168 votes for, 64,159,585 votes against and 18,432,757 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,531,797,119 votes for, 208,881,056 votes against, 23,727,267 abstentions and 712,404,068 broker non-votes.

(d)	The shareholder proposal regarding Renewable Energy Targets was defeated with 217,723,380 votes for, 2,392,802,251 votes against, 153,879,811 abstentions and 712,404,068 broker non-votes.

(e)	The shareholder proposal regarding the Indirect Political Spending Report was defeated with 800,563,251 votes for, 1,841,000,101 votes against, 122,842,090 abstentions and 712,404,068 broker non-votes.

(f)	The shareholder proposal regarding the Lobbying Activities Report was defeated with 915,687,143 votes for, 1,728,413,659 votes against, 120,304,640 abstentions and 712,404,068 broker non-votes.

(f)	The shareholder proposal regarding the Independent Chair Policy was defeated with 665,598,487 votes for, 2,070,609,276 votes against, 28,197,679 abstentions and 712,404,068 broker non-votes.

(g)	The shareholder proposal regarding the Severance Approval Policy was defeated with 863,355,062 votes for, 1,875,251,435 votes against, 25,798,945 abstentions and 712,404,068 broker non-votes.

(h)	The shareholder proposal regarding the Stock Retention Policy was defeated with 200,354,410 votes for, 2,531,454,559 votes against, 32,596,473 abstentions and 712,404,068 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 11, 2016	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary